UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 13, 2026
Commission File Number: 001-39558

PERELLA WEINBERG PARTNERS
(Exact Name of Registrant as Specified in its Charter)

Delaware	84-1770732
( State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)
767 Fifth Avenue New York, NY	10153
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 287-3200

Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	PWP	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02 Unregistered Sales of Equity Securities

On April 13, 2026, as previously announced, Perella Weinberg Partners (together with its affiliates, the "Company") entered into a Sale and Purchase Deed to acquire 100% of the membership interests of a limited liability partnership organized under the laws of England and Wales (the "Acquisition"). In connection with the Acquisition, the Company agreed to issue shares of its Class A common stock, par value $0.0001 per share (the "Common Stock"), to sellers of the membership interests (the "Sellers") as a portion of the purchase consideration. The closing of the Acquisition is subject to customary closing conditions, including receipt of required regulatory approvals, and is expected to occur in the second half of the year.

The share consideration consists of the following components: (i) an aggregate of 1,127,529 shares of Common Stock to be issued at closing; (ii) an aggregate of 2,255,058 additional shares of Common Stock to be issued in three annual tranches on each of the first, second, and third anniversaries of closing, subject to forfeiture in certain circumstances; and (iii) contingent consideration based on fees received from certain client engagements, a portion of which may be payable in shares of Common Stock calculated based on the volume-weighted average trading price of the Common Stock during specified measurement periods.

The shares of Common Stock to be issued as described above will not be registered under the Securities Act of 1933, as amended (the "Securities Act"), in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act for transactions by an issuer not involving a public offering. The Company did not engage in general solicitation or advertising with regard to the issuance. When issued, the securities will be "restricted securities" within the meaning of Rule 144 under the Securities Act and may not be offered or sold absent registration or an applicable exemption from the registration requirements of the Securities Act and applicable state securities laws. Resales of the securities by the Sellers from time to time will be made pursuant to a registration statement (or a supplement to a registration statement) that the Company has agreed to file, or in reliance on an available exemption under the Securities Act.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PERELLA WEINBERG PARTNERS

Date: April 13, 2026	By:	/s/ Alexandra Gottschalk
	Name:	Alexandra Gottschalk
	Title:	Chief Financial Officer